SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2012

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INTRODUCTORY NOTE

On August 8, 2012, Micronetics, Inc., a Delaware corporation (“Micronetics”), announced that Mercury Computer Systems, Inc., a Massachusetts corporation (“Mercury”) had completed its acquisition of Micronetics. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of June 8, 2012 (the “Merger Agreement”), by and among Micronetics, Mercury, and Wildcat Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Mercury (“Merger Sub”), Merger Sub was merged with and into Micronetics, with Micronetics continuing as the surviving corporation (the “Merger”). As a result of the Merger, Micronetics became a wholly owned subsidiary of Mercury.

Item 1.02	Termination of a Material Definitive Agreement

On August 8, 2012, in connection with the Merger, Mercury repaid and terminated all commitments under the Commercial Loan Agreement, dated March 30, 2007, by and between Micronetics and RBS Citizens National Association (“RBS”), as amended on December 12, 2008, March 5, 2009, June 26, 2009, August 13, 2010, and September 19, 2011 (as amended, and in effect from time to time, the “Loan Agreement”). In connection with such termination, Mercury repaid all principal amounts, all accrued and unpaid interest, and accruing fees owing by Micronetics to RBS under the Loan Agreement through the date of termination, and all liens on assets of Micronetics were released and terminated.

The material terms of the Loan Agreement are described in Micronetics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 under “Item 1. Financial Statements, Note 8 Debt.” Such description is hereby incorporated into this report by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 8, 2012, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Micronetics, with Micronetics continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, Micronetics became a wholly-owned subsidiary of Mercury and each share of common stock, par value $0.01 per share, of Micronetics (the “Micronetics Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than dissenting shares of Micronetics Common Stock and any shares of Micronetics Common Stock owned directly or indirectly by Mercury or any subsidiary of Micronetics) was canceled and converted into the right to receive $14.80 in cash, without interest (the “Merger Consideration”). Each option to purchase Micronetics Common Stock that was vested and outstanding immediately prior to the Effective Time (each, a “Vested Option”) was canceled at the Effective Time and, in exchange therefor, each former holder of any such canceled Vested Option became entitled to receive, in cash, the amount by which the Merger Consideration exceeded the exercise price of each such Vested Option multiplied by the number of shares of Micronetics Common Stock subject to such Vested Option. Each option to purchase Micronetics Common Stock that was unvested and outstanding immediately prior to the Effective Time was assumed by Mercury.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. At the Effective Time, holders of shares of Micronetics’ Common Stock ceased to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration).

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Micronetics notified the NASDAQ Stock Market (“NASDAQ”) on August 8, 2012 of the completion of the Merger and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”) on Form 25 to delist the Micronetics Common Stock. Additionally, Micronetics intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the Micronetics Common Stock be deregistered and that Micronetics’ reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above in this Current Report is incorporated by reference herein in response to this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On August 8, 2012, pursuant to the terms of the Merger Agreement, Merger sub was merged with and into Micronetics, with Micronetics continuing as the surviving corporation in the Merger. At the Effective Time and as a result of the Merger, each share of Micronetics Common Stock (other than dissenting shares of Micronetics Common Stock and any shares of Micronetics Common Stock owned directly or indirectly by Mercury or any subsidiary of Micronetics) was canceled and converted into the right to receive the Merger Consideration. Additionally, at the Effective Time, each Vested Option was canceled at the Effective Time and, in exchange therefor, each former holder of any such canceled Vested Option became entitled to receive, in cash, the amount by which the Merger Consideration exceeded the exercise price of each such Vested Option multiplied by the number of shares of Micronetics Common Stock subject to such Vested Option. As a result of the Merger, Micronetics became a wholly-owned subsidiary of Mercury. Mercury financed the transaction with cash on hand.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offices.

Pursuant to the terms of the Merger Agreement, in connection with the Merger, at the Effective Time of the Merger on August 8, 2012, each of David Robbins, Gerald Y. Hattori, D’Anne Hurd, and David Siegel voluntarily resigned from the board of directors of Micronetics and its subsidiaries and the following directors of Merger Sub became the initial directors of Micronetics: Mark Aslett, Kevin M. Bisson, and Gerald M. Haines II.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of Micronetics were each amended and restated in their entirety and became the certificate of incorporation and bylaws of the surviving corporation. The Amended and Restated Certificate of Incorporation of Micronetics is filed as Exhibit 3.1 hereto and incorporated by reference herein. The Amended and Restated Bylaws of Micronetics are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of Micronetics’ stockholders was held on August 8, 2012, at which Micronetics’ stockholders:

1.	Approved and adopted the Merger Agreement:

FOR	AGAINST	ABSTAIN
3,339,737	3,316	1,380

2.	Approved, on an advisory basis, the compensation payable to Micronetics’ named executive officers in connection with the Merger contemplated by the Merger Agreement:

FOR	AGAINST	ABSTAIN
2,415,271	200,076	254,472

3.	The proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement:

FOR	AGAINST	ABSTAIN
3,205,044	137,109	2,280

4.	The proposal to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof:

FOR	AGAINST	ABSTAIN
2,029,834	795,703	44,282

Adjournment of the special meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the special meeting to approve the adoption of the Merger Agreement and no other business properly came before the special meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among Mercury Computer Systems, Inc., Wildcat Merger Sub Inc. and Micronetics, Inc. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on June 12, 2012).

3.1	Amended and Restated Certificate of Incorporation of Micronetics, Inc.

3.2	Amended and Restated Bylaws of Micronetics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.

(Registrant)

By:	/s/ Carl Lueders
Carl Lueders

Chief Financial Officer

Date: August 8, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among Mercury Computer Systems, Inc., Wildcat Merger Sub Inc. and Micronetics, Inc. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on June 12, 2012).

3.1	Amended and Restated Certificate of Incorporation of Micronetics, Inc.

3.2	Amended and Restated Bylaws of Micronetics, Inc.